UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2002

MTS, INCORPORATED
(Exact name of registrant as specified in its charter)

CALIFORNIA	333-54035	94-1500342
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 DEL MONTE STREET WEST SACRAMENTO, CALIFORNIA (Address of principal executive offices)	95691 (Zip Code)

Registrant’s telephone number, including area code: (916) 373-2502

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 99.1

ITEM 5. OTHER EVENTS.

     On August 16, 2002, MTS, Incorporated (the “Company”) issued a press release announcing that it had entered into an agreement to extend the closing date of the sale of its Japanese operations. The amendment to the stock purchase agreement provides for an extension of the deadline from August 15, 2002 to August 30, 2002, in order to complete all documentation related to the sale and the refinancing of the Company’s senior credit facility. A copy of the press released issued by the Company regarding the amendment of the stock purchase agreement is filed herewith as Exhibit 99.1. A copy of the letter agreement dated as of August 14, 2002 amending the stock purchase agreement is filed herewith as Exhibit 10.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

Exhibit No.	Description

10.1	Letter agreement dated as of August 14, 2002 amending stock purchase agreement dated as of April 11, 2002.

99.1	Press release dated August 16, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS, Incorporated

August 16, 2002	By:	/s/ DeVaughn D. Searson

DeVaughn D. Searson Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter agreement dated as of August 14, 2002 amending stock purchase agreement dated as of April 11, 2002.

99.1	Press release dated August 16, 2002.